Exhibit 13

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VocalTec Communications Ltd. (the "Company") on Form 20-F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Elon Ganor, Chief Executive Officer of the Company, and Hugo Goldman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2005


/s/ Elon Ganor
________________________
Elon Ganor
Chief Executive Officer


/s/ Hugo Goldman
________________________
Hugo Goldman
Chief Financial Officer